                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 1, 2001
                                                         ----------------

                              Alleghany Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


             1-9371                                 51-0283071
      ------------------------          ------------------------------------
      (Commission File Number)          (IRS Employer Identification Number)


                           375 Park Avenue, Suite 3201
                            New York, New York 10152
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 752-1356
                                                           --------------

Item 2.  Acquisition or Disposition of Assets.

          On February 1, 2001, Alleghany Corporation ("Alleghany") completed the merger of its wholly-owned subsidiary Alleghany Asset Management, Inc. ("AAM") with a wholly-owned subsidiary of ABN AMRO North America Holding Company ("ABN AMRO") pursuant to an Agreement and Plan of Merger dated as of October 18, 2000, as amended by an Amendment to the Agreement and Plan of Merger dated as of January 17, 2001, and a Closing Agreement dated as of February 1, 2001, by and among ABN AMRO, AAM and Alleghany (collectively, the "Merger Agreement"). Alleghany received $825 million in cash proceeds, subject to a post-closing adjustment based upon AAM's stockholder's equity as provided by the terms of the Merger Agreement.



Item 7. Financial Statements and Exhibits.

         (b) Pro Forma Financial Information.

         The following unaudited pro forma financial information is attached as Annex A hereto:


         (i) Alleghany Corporation Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2000.



         (ii) Alleghany Corporation Unaudited Pro Forma Consolidated Statement of Earnings for the nine months ended September 30, 2000.



         (iii) Alleghany Corporation Unaudited Pro Forma Consolidated Statement of Earnings for the year ended December 31, 1999.

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION



         The unaudited pro forma consolidated balance sheet at September 30, 2000 included in Annex A attached hereto gives effect to the merger of AAM with a wholly-owned subsidiary of ABN AMRO as if the merger had occurred at September 30, 2000, and the unaudited pro forma consolidated statements of earnings for the nine months ending on September 30, 2000 and for the year ended December 31, 1999 included in Annex A attached hereto give effect to such merger as if it had occurred on January 1, 1999. The unaudited pro forma results do not reflect the after-tax gain on the transaction of approximately $473 million. Unaudited pro forma financial information does not purport to be indicative of either the results of future operations or the results of operations that would have occurred had the transaction been consummated on the dates indicated.



         The unaudited pro forma financial statements included in Annex A attached hereto should be read in conjunction with Alleghany's historical consolidated financial statements and notes thereto previously filed in Alleghany's Annual Report on Form 10-K for the year ended December 31, 1999 and the Quarterly Reports on Form 10-Q for the periods ended March 31, June 30 and September 30, 2000.

         (c) Exhibits. The following are filed or incorporated by reference as exhibits to this report:



              Exhibit Number                             Exhibit Description

                   2.1                                   Agreement and Plan of
                                                         Merger dated as of
                                                         October 18, 2000, by
                                                         and among ABN AMRO
                                                         North America Holding
                                                         Company, Alleghany
                                                         Asset Management, Inc.
                                                         and Alleghany
                                                         Corporation, filed as
                                                         Exhibit 2.1 to
                                                         Alleghany's Current
                                                         Report on Form 8-K for
                                                         October 18, 2000, is
                                                         incorporated herein by
                                                         reference.

                   2.2                                   Amendment to the
                                                         Agreement and Plan of
                                                         Merger dated as of
                                                         January 17, 2001, by
                                                         and among ABN AMRO
                                                         North America Holding
                                                         Company, Alleghany
                                                         Asset Management, Inc.
                                                         and Alleghany
                                                         Corporation. Alleghany
                                                         Corporation agrees to
                                                         furnish supplementally
                                                         a copy of any omitted
                                                         exhibit or schedule to
                                                         the Securities and
                                                         Exchange Commission
                                                         upon request.

                   2.3 Closing Agreement dated as of February 1, 2001, by and among ABN AMRO
                                                         North America Holding
                                                         Company, Alleghany
                                                         Asset Management, Inc.
                                                         and Alleghany
                                                         Corporation. Alleghany
                                                         Corporation agrees to
                                                         furnish supplementally
                                                         a copy of any omitted
                                                         exhibit or schedule to
                                                         the Securities and
                                                         Exchange Commission
                                                         upon request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ALLEGHANY CORPORATION


Date:  February 14, 2001              By: /s/ PETER R. SISMONDO
                                              -----------------------
                                              Name: Peter R. Sismondo
                                              Title: Vice President, Controller,
                                                     Treasurer and
                                                     Assistant Secretary

                                     ANNEX A

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION



The following unaudited pro forma consolidated balance sheet at September 30, 2000 gives effect to the merger of Alleghany's wholly-owned subsidiary AAM with a wholly-owned subsidiary of ABN AMRO as if the merger had occurred at September 30, 2000, and the unaudited pro forma consolidated statements of earnings for the nine months ended September 30, 2000 and for the year ended December 31, 1999 give effect to such merger as if it had occurred on January 1, 1999. The unaudited pro forma results do not reflect the after-tax gain on the transaction of approximately $473 million. Unaudited pro forma financial information does not purport to be indicative of either the results of future operations or the results of operations that would have occurred had the transaction been consummated on the dates indicated.

The unaudited pro forma financial statements should be read in conjunction with Alleghany's historical consolidated financial statements and notes thereto previously filed in Alleghany's Annual Report on Form 10-K for the year ended December 31, 1999 and Alleghany's Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2000.

                              ALLEGHANY CORPORATION
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2000
                                   (UNAUDITED)
                                  ($ IN 000'S)

                                                                                                                          PRO FORMA
                                                                                                AAM         PRO FORMA      BALANCE
                                                                            9/30/2000       ADJUSTMENTS    ADJUSTMENTS       SHEET

                                                                            ---------       -----------    -----------    ----------
ASSETS
Available for sale securities:

                                                              09/30/2000
  Fixed maturities                                            ----------
    U.S. government, government  agency
      and municipal obligations             (amortized cost  $   3,505 )    $   3,457      $    -          $    -         $    3,457
    Short-term investments                (amortized cost   $  525,124 )      525,124           -               -            525,124
    Bonds, notes and other                  (amortized cost  $   7,987 )        7,980           -               -              7,980
  Equity securities                                 (cost   $  236,410 )      427,794           -               -            427,794
                                                                            ---------       -----------    -----------    ----------
                                                                              964,355                                        964,355



Cash                                                                            1,062           -              825,000       826,062
Premium trust funds                                                           238,928           -                  -         238,928
Notes receivable                                                               92,156           -                  -          92,156
Funds held, accounts and other receivables                                    353,820           -               17,000       370,820
Property and equipment-at cost, less accumulated
     depreciation and amortization                                            166,251           -                  -         166,251
Reinsurance receivable                                                        322,466           -                  -         322,466
Other assets                                                                  530,919           -                  -         530,919
Net assets of discontinued operations                                          41,705       (41,705)               -            -
                                                                            ---------       -----------    -----------    ----------
                                                                          $ 2,711,662      $(41,705)          $842,000    $3,511,957
                                                                            =========       ===========    ===========    ==========
LIABILITIES AND COMMON STOCKHOLDERS' EQUITY

Property and casualty losses and LAE                                          606,616           -                  -         606,616
Unearned premiums                                                             348,182           -                  -         348,182
Other liabilities                                                             349,908           -              310,449       660,357
Long-term debt of subsidiaries                                                243,995           -                  -         243,995
Net deferred tax liability                                                     12,045           -                  -          12,045
                                                                            ---------       -----------    -----------    ----------
Total Liabilities                                                           1,560,746           -              310,449     1,871,195
                                                                            ---------       -----------    -----------    ----------
Common stockholders' equity                                                 1,150,916       (41,705)           531,551     1,640,762
                                                                            ---------       -----------    -----------    ----------
Total Liabilities and Equity                                              $ 2,711,662     $ (41,705)         $ 842,000    $3,511,957
                                                                            =========       ===========    ===========    ==========
See accompanying footnotes.

                              ALLEGHANY CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                               SEPTEMBER 30, 2000
                                   (UNAUDITED)
                       ($ in 000's, except share amounts)

                                                                                                                    PRO FORMA
                                                                        AAM            URG          PRO FORMA       STATEMENT
                                                       9/30/00       ADJUSTMENTS    ADJUSTMENTS     ADJUSTMENTS     OF EARNINGS
                                                      ---------      -----------   ------------     -----------     -----------
Revenues:
    Net property and casualty premiums earned       $   289,313      $   -        $    (95,965)    $   -          $   193,348
    Interest, dividend and other income                 169,532          -             (29,584)        -              139,948
    Net mineral and filtration sales                    154,395          -                -            -              154,395
    Net gain on investment transactions                 158,742          -                (440)        -              158,302
                                                      ---------      -----------   -------------    -----------     -----------
Total revenues                                          771,982          -            (125,989)        -              645,993
                                                      ---------      -----------   -------------    -----------     -----------
Costs and expenses:
    Commissions and brokerage expenses                   88,468          -             (29,991)        -               58,477
    Salaries, administrative and other
         operating expenses                             209,138          -             (41,082)        -              168,056
    Property and casualty losses & LAE                  276,736          -            (105,683)        -              171,053
    Cost of mineral and filtration sales                107,714          -               -             -              107,714
    Interest expense                                     19,039          -              (5,346)        -               13,693
    Corporate administration                             16,010          -               -             -               16,010
                                                      ---------      -----------   -------------    -----------     -----------
Total costs and expenses                                717,105          -            (182,102)        -              535,003
                                                      ---------      -----------   -------------    -----------     -----------
Earnings before income taxes                             54,877          -              56,113         -              110,990

    Income tax benefit                                  (22,699)         -              22,267         -                 (432)
                                                      ---------      -----------   -------------    -----------     -----------
         Net earnings from continuing
           operations                                    77,576          -              33,846         -              111,422
         Net earnings from discontinued
           operations                                    25,004         (25,004)          -            -                    -
                                                      ---------      -----------   -------------    -----------     -----------
         Net earnings                               $   102,580       $ (25,004)      $   33,846    $  -          $   111,422
                                                      =========      ===========   =============    ===========     ===========

Basic earnings per share                            $     13.93                                                     $     15.13
                                                      =========                                                     ===========
Diluted earnings per share                          $     13.80                                                     $     14.99
                                                      =========                                                     ===========

Average shares outstanding                            7,362,148                                                       7,362,148
                                                      =========                                                     ===========

See accompanying footnotes.

                              ALLEGHANY CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                                DECEMBER 31, 1999
                                   (UNAUDITED)
                        ($in 000's, except share amounts)

                                                                                                                         PRO FORMA
                                                                          AAM               URG           PRO FORMA      STATEMENT
                                                     12/31/99         ADJUSTMENTS       ADJUSTMENTS      ADJUSTMENTS    OF EARNINGS
                                                     --------         -----------       -----------      -----------    -----------
Revenues:
     Investment management fees                   $   165,673         $ (165,673)      $      -          $     -        $     -
     Net property and casualty premiums earned        719,846              -              (498,662)            -            221,184
     Interest, dividend and other income              200,135             (2,633)          (93,037)            -            104,465
     Net mineral and filtration sales                 208,480              -                  -                -            208,480
     Net gain on investment transactions               82,029              -                (1,521)            -             80,508
                                                    ---------         -----------       -----------      -----------    -----------
Total revenues                                      1,376,163           (168,306)         (593,220)            -            614,637
                                                    ---------         -----------       -----------      -----------    -----------
Costs and expenses:
     Commissions and brokerage expenses               172,527              -              (110,862)            -             61,665
     Salaries, administrative and other
         operating expenses                           304,197           (114,072)          (43,990)            -            146,135
     Property and casualty losses & LAE               548,459              -              (379,615)            -            168,844
     Cost of mineral and filtration sales             139,107              -                  -                -            139,107
     Interest expense                                  32,337              -               (16,031)            -             16,306
     Corporate administration                          17,632              -                  -                -             17,632
                                                    ---------         -----------       -----------      -----------    -----------
Total costs and expenses                            1,214,259           (114,072)         (550,498)            -            549,689
                                                    ---------         -----------       -----------      -----------    -----------
Earnings before income taxes                          161,904            (54,234)          (42,722)           -              64,948

Income taxes                                           61,799            (22,052)           (4,927)           -              34,820
                                                    ---------         -----------       -----------      -----------    -----------
Net earnings                                       $  100,105         $  (32,182)      $   (37,795)    $      -        $     30,128
                                                    ---------         -----------       -----------      -----------    -----------
Basic earnings per share*                          $    13.39                                                           $      4.03
                                                    =========                                                           ===========
Diluted earnings per share*                        $    13.19                                                           $      3.97
                                                    =========                                                           ===========
Average shares outstanding*                         7,477,200                                                             7,477,200
                                                    =========                                                           ===========


* Adjusted to reflect the dividend of common stock in March 2000.

See accompanying footnotes.

         FOOTNOTES

   1.    The merger was completed on February 1, 2001.

   2. Alleghany received pre-tax proceeds from ABN AMRO of about $825 million in cash upon the sale of AAM. Pro forma adjustments included approximately $8.9 million of pre-tax transaction expenses, a $0.7 million minimum pension liability and current federal and state income taxes of approximately $301 million. The Company also expects to receive approximately $17 million from ABN AMRO upon the determination of a post-closing adjustment based upon AAM's stockholder's equity as provided by the terms of the Merger Agreement. As such, a $17 million receivable has been booked on the unaudited pro forma consolidated balance sheet.

   3. On May 10, 2000, Alleghany completed the sale of its wholly-owned subsidiary Underwriters Re Group, Inc. ("URG") to Swiss Re America Holding Corporation. Unaudited pro forma consolidated financial information regarding the sale of URG is presented in Alleghany's Current Report on Form 8-K filed on May 25, 2000. The unaudited pro forma consolidated statements of earnings for the nine months ended September 30, 2000 and for the year ended December 31, 1999 included in this Annex A exclude URG's results of operations for the periods presented; however, the unaudited pro forma consolidated statement of earnings for the nine months ended September 30, 2000 includes the after-tax gain on sale of URG of $143.8 million.

                                                         Index to Exhibits


              Exhibit Number                             Exhibit Description
              --------------                             -------------------
                  2.1                                    Agreement and Plan of
                                                         Merger dated as of
                                                         October 18, 2000, by
                                                         and among ABN AMRO
                                                         North America Holding
                                                         Company, Alleghany
                                                         Asset Management, Inc.
                                                         and Alleghany
                                                         Corporation, filed as
                                                         Exhibit 2.1 to
                                                         Alleghany's Current
                                                         Report on Form 8-K for
                                                         October 18, 2000, is
                                                         incorporated herein by
                                                         reference.

                  2.2                                    Amendment to the
                                                         Agreement and Plan of
                                                         Merger dated as of
                                                         January 17, 2001, by
                                                         and among ABN AMRO
                                                         North America Holding
                                                         Company, Alleghany
                                                         Asset Management, Inc.
                                                         and Alleghany
                                                         Corporation. Alleghany
                                                         Corporation agrees to
                                                         furnish supplementally
                                                         a copy of any omitted
                                                         exhibit or schedule to
                                                         the Securities and
                                                         Exchange Commission
                                                         upon request.

                  2.3 Closing Agreement dated as of February 1, 2001, by and among ABN AMRO
                                                         North America Holding
                                                         Company, Alleghany
                                                         Asset Management, Inc.
                                                         and Alleghany
                                                         Corporation. Alleghany
                                                         Corporation agrees to
                                                         furnish supplementally
                                                         a copy of any omitted
                                                         exhibit or schedule to
                                                         the Securities and
                                                         Exchange Commission
                                                         upon request.